                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) August 29, 1995

                           REGENCY AFFILIATES, INC.
       ----------------------------------------------------------------
            (Exact name Of Registrant As Specified In Its Charter)


          DELAWARE                       1-7949               72-0888772
- --------------------------------       -----------      ----------------------
(State Or Other Jurisdiction Of        (Commission          (IRS Employer
Incorporation Or Organization)          File No.)       Identification Number)


                         5445 D.T.C. PARKWAY, STE 300
                         GREENWOOD VILLAGE, CO 80111
- ------------------------------------------------------------------------------
           (Address Of Principal Executive Offices)     (Zip Code)


                                (303) 220-9952
- ------------------------------------------------------------------------------
             Registrant's Telephone Number, Including Area Code:


                                Not Applicable
- ------------------------------------------------------------------------------
        (Former Name Or Former Address, If Changed Since Last Report.)

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                                   FORM 8-K


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

                Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

                Not Applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

                Not Applicable.

ITEM 4.   CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

                Not Applicable.

ITEM 5.   OTHER EVENTS.

                Not Applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        On August 29, 1995, the Registrant was advised of the resignation of Craig R. Grossman as President and as a member of the Board of Directors of Regency Affiliates, Inc. A copy of Mr. Grossman's letter of resignation is attached.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                Not Applicable.

ITEM 8.   CHANGE IN FISCAL YEAR.

                Not Applicable.


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                                  SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.


                                        REGENCY AFFILIATES, INC.



Dated   08/25/95                        /s/ Eunice M. Antosh
      ---------------------             ----------------------------
                                        Eunice M. Antosh
                                        Corporate Secretary
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                          Regency Affiliates, Inc.
                       |
                       |
                       |
                       |  August 29, 1995
                       |
                       |  Regency Affiliates, Inc.
                       |  Board of Directors
                       |
                       |  Dear Board Members:
Executive              |
5445 DTC Parkway       |  It is with deep regret that I am resigning my
Suite #300             |  position as President of Regency Affiliates. I
Englewood, CO 80111    |  believe that under my leadership the company has
                       |  developed a positive track to enable it to grow
Administrative         |  successfully.
10842 Old Mill Road    |
Suite #5               |  You may recall that I did not intentionally seek the
Omaha, NE 68154        |  presidency of Regency Affiliates but when asked to do
                       |  so, I rose to the occasion to accept this
                       |  responsibility.
                       |
                       |  We have made strides towards Regency's acquisition
                       |  of an operating company, including identifying
                       |  various sources of potential funding and support for
                       |  potential acquisitions.
                       |
                       |  We have waded through many of Regency's problems but
                       |  there are many yet to be resolved and I feel that a
                       |  change in leadership is mandatory at this time.
                       |
                       |  Therefore, as of today I hereby resign as president
                       |  and as a director of Regency Affiliates, Inc.
                       |
                       |  However, I will be willing to maintain Regency's day
                       |  to day operations until a new president is elected.
                       |
                       |  Thank you for your consideration, support, and
                       |  cooperation!
                       |
                       |  Most sincerely,
                       |
                       |
                       |  /s/ Craig Grossman
                       |
                       |  Craig Grossman
                       |
                       |
                       |  cc:  James F. Koehler
                       |       William R. Ponsoldt
                       |